[GRAPHIC OMITTED]
               THIRD MODIFICATION, RENEWAL AND EXTENSION AGREEMENT
               ---------------------------------------------------

     THIS  THIRD  MODIFICATION, RENEWAL AND EXTENSION AGREEMENT ("Agreement") is
                                                                  ---------
entered into effective February 1, 2005 by and between THE FROST NATIONAL BANK, a national banking association ("Lender"), and CONTEMPORARY CONSTRUCTORS, INC.,
                                  ------
a  Texas  corporation  ("Borrower").
                         --------

                                    RECITALS:

     A. Lender is the sole owner and holder of that one certain Promissory Note (the "Note") dated May 26, 2003, executed by Borrower and payable to the
             ----
order of Lender in the original principal amount of SIX MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000.00).

     B. The Note was issued pursuant to a Business Loan Agreement (Asset Based), dated September 27, 2001, between Borrower and Lender, as amended by a First Amendment to Business Loan Agreement, dated May 27, 2002, a Second Amendment to Business Loan Agreement dated May 26, 2003, a Third Amendment to Business Loan Agreement dated November 24, 2003, a Fourth Amendment to Business Loan Agreement dated May 24, 2004, a Fifth Amendment to Business Loan Agreement dated September 21, 2004, and a Sixth Amendment to Business Loan Agreement of even date (as so amended, the "Loan Agreement").

     C. The Note is secured by (i) a Commercial Security Agreement, dated September 27, 2002, executed by Borrower in favor of Lender, (ii) a Commercial Security Agreement, dated May 27, 2002, executed by Berkshire Wireless, Inc., in favor of Lender, (iii) a Security Agreement dated November 24, 2003, by Borrower in favor of Lender, (iv) a Security Agreement dated November 24, 2003, executed by Berkshire Wireless, Inc., in favor of Lender, (v) a Security Agreement dated November 24, 2003, executed by CCI Integrated Solutions Inc., in favor of Lender, (vi) a Security Agreement dated May 24, 2004, executed by Borrower in favor of Lender, (viii) a Security Agreement dated May 24, 2004, executed by Berkshire Wireless, Inc., in favor of Lender, and (viii) a Security Agreement dated May 24, 2004, executed by CCI Integrated Solutions Inc., in favor of Lender (collectively, the "Security Agreements").
                              --------------------

     D. The Note is guaranteed pursuant to (i) a Commercial Guaranty dated May 26, 2003, executed by Michael J. Novak in favor of Lender, (ii) a Commercial Guaranty dated May 26, 2003, executed by CCI Telecom, Inc., in favor of Lender,
(iii) a Commercial Guaranty dated May 26, 2003, executed by Berkshire Wireless, Inc., in favor of Lender, (iv) a Guaranty Agreement dated November 24, 2003, executed by Michael J. Novak in favor of Lender, (v) a Guaranty Agreement dated November 24, 2003, executed by Berkshire Wireless, Inc., in favor of Lender,
(vi) a Guaranty Agreement dated November 24, 2003, executed by CCI Integrated Solutions, Inc. and (vii) a Guaranty Agreement dated November 24, 2003, by CCI Telecom, Inc., in favor of Lender (collectively, the "Guaranty Agreements").
                                                          -------------------

     E. The Note has been modified pursuant to (i) a Modification, Renewal and Extension Agreement, effective May 24, 2004 and (ii) a Second Modification, Renewal and Extension Agreement, effective September 21, 2004. The Note, the Loan Agreement, the Security Agreements, the Guaranty Agreements, and any and all modifications, renewals, and extensions are hereinafter collectively referred to as the "Loan Documents")
                        ---------------

     F.     The  Note,  as  modified,  matured  on  January  21,  2005.

     G. Borrower has requested that Lender modify certain provisions of the Note, as previously modified, and the Loan Agreement, all as hereinafter provided, and in consideration thereof Borrower has made certain agreements with Lender as hereinafter more fully set forth.

     H. Lender has agreed to such requests, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Borrower and Lender hereby agree as follows:

     1.     Acknowledgment  of  Outstanding  Balance.  The  parties  hereto
            ----------------------------------------
acknowledge that the outstanding principal balance of the Note as of the effective date, February 1, 2005, is FOUR MILLION, FIVE HUNDRED FIFTY THOUSAND DOLLARS ($4,550,000.00).

     2.     Acknowledgement  of  Current  Interest  Rate.   The  parties  hereto
            --------------------------------------------
acknowledge that the current interest rate, as of February 1, 2005, computed in accordance with the terms of the Note, as modified, is eight and one-fourth percent (8 and 1/4%).

     3.     Renewal  and  Extension  of Maturity. The Note is hereby renewed and
            ------------------------------------
the  maturity  of  the  Note  is hereby extended to August 1, 2005 (the "Revised
                                                                         -------
Maturity  Date").
--------------

     4.     Required  Payments.  From  and  after  the  effective  date  of this
            ------------------
Agreement, principal and interest under the Note shall be due and payable as follows:

     Interest only shall be due and payable monthly as it accrues on the 1st day of each and every calendar month, beginning March 1, 2005, and continuing regularly and monthly thereafter until August 1, 2005, when the entire amount hereof, principal and interest then remaining unpaid, shall be then due and payable; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of interest accrued and to the reduction of the principal, in such order as Lender shall determine.

     5.     Maximum Principal Amount.  The maximum principal amount of  the Note
            ------------------------
may not exceed $4,550,000.00 after the date hereof.

6.     Interest  Rate.  The  annual  interest  rate  provided  for  in  the Note
       --------------
shall be amended such that interest shall be charged from and after the effective date of this Agreement as follows:

     Interest on the outstanding and unpaid principal balance of this Note shall be computed at a per annum rate equal to the lesser of (a) a rate equal to the Prime Rate of Lender, plus three percent (3%) per annum, with said rate to be adjusted to reflect any change in said Prime Rate at the time of any such change or (b) the highest rate permitted by applicable law; but in no event shall interest contracted for, charged or received hereunder plus any other charges in connection herewith which constitute interest exceed the maximum interest permitted by applicable law. The "Prime Rate" shall mean the prime rate of interest charged by Lender as established from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

     Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by applicable law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

     Matured unpaid principal and interest shall bear interest from date of maturity until paid at (a) the highest rate permitted by applicable law, or (b) if no such maximum rate is established by applicable law, at the rate stated above plus five percent (5%) per annum.

     7.  Usury.  No  provisions  of  this  Agreement or the Loan Documents shall
         -----
require the payment or permit the collection, application or receipt of interest in excess of the maximum permitted by applicable state or federal law. If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern, and neither Borrower nor any endorsers of the Note nor their respective successors, assigns or personal representatives shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. It is expressly stipulated and agreed to be the intent of Borrower and Lender to at all times comply with the usury and other laws relating to the Loan Documents and any subsequent revisions, repeals or judicial interpretations thereof, to the extent applicable thereto. In the event Lender or other holder of the Note ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note and, if upon such application the principal balance of the Note is paid in full, any remaining excess shall be forthwith paid to Borrower and the provisions of the Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum interest allowed to be charged by applicable law, Borrower and Lender or other holder hereof shall, to the maximum extent permitted under applicable law, amortize, prorate, allocate and spread the total amount of interest throughout the entire term of the Note so that the amount or rate of interest charged for any and all periods of time during the term of the Note is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in the Note to "applicable law" for purposes of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as so amended to allow the greater amount or rate of interest.

     8.     RELEASE  AND  WAIVER  OF  CLAIMS.  IN  CONSIDERATION  OF  (i)  THE
            --------------------------------
MODIFICATION OF CERTAIN PROVISIONS OF THE NOTE, AS HEREIN PROVIDED, AND (ii) THE OTHER BENEFITS RECEIVED BY BORROWER HEREUNDER, BORROWER HEREBY RELEASES,
RELINQUISHES AND FOREVER DISCHARGES LENDER, AS WELL AS ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES, OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY KIND OR CHARACTER, PAST OR PRESENT, WHICH BORROWER MAY HAVE AGAINST LENDER AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES ARISING OUT OF OR WITH RESPECT TO (a) ANY RIGHT OR POWER TO BRING ANY CLAIM AGAINST LENDER FOR USURY OR TO PURSUE ANY CAUSE OF ACTION AGAINST LENDER BASED ON ANY CLAIM OF USURY, AND (b) ANY AND ALL TRANSACTIONS RELATING TO THE LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING ANY LOSS, COST OR DAMAGE, OF ANY LAND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF LENDER, AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS,
OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER OR CONSPIRACY, BUT IN EACH CASE ONLY TO THE EXTENT PERMITTED BY APPLICABLE LAW.

     9.     Reaffirmation  of Representations, Etc. Borrower hereby reaffirms to
            --------------------------------------
Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Loan Documents.

     10.     Enforceable   Obligations.   Borrower   hereby  ratifies,  affirms,
             -------------------------
reaffirms, acknowledges, confirms and agrees that the Loan Documents represent valid and enforceable obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Note, and Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a default under the Loan Documents or this Agreement, either with or without notice or lapse of time, or both.

     11.     No  Release of Liens. This Agreement in no way acts as a release or
             --------------------
relinquishment of the liens, security interests and rights (the "Liens") created
                                                                 -----
or evidenced by the Security Agreements. The Liens are hereby ratified and confirmed by Borrower in all respects and are extended to secure (i) the principal amount of the Note, (ii) all interest, charges and other sums payable with respect thereto, and (iii) the performance of all other obligations under the Deed of Trust.

     12.     Additional  Renewals  and Extensions.   Notwithstanding anything to
             ------------------------------------
the contrary contained herein or inferred hereby or in any other instrument executed by Borrower or in any other action or conduct undertaken by Borrower on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to extend the terms and provisions of the Loan Documents in the manner set forth herein. No express or implied consent to any further extensions and/or modifications involving any of the matters set forth in this Agreement or otherwise, shall be inferred or implied from Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further extensions and/or modifications of the Loan Documents shall require the express written approval of Lender, no such approval (either express or implied) having been given as of the date hereof.

     13.     Miscellaneous.  (a)  As modified hereby, the provisions of the Note
             -------------
and the other Loan Documents shall continue in full force and effect, and the Borrower acknowledges and reaffirms its liability to Lender thereunder. In the event of any inconsistency between this Agreement and the terms of the Loan Documents, this Agreement shall govern.

     (b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Agreement and the modification of the Loan Documents including, but not limited to, all appraisal costs, title insurance costs, legal fees incurred by Lender and filing fees.

     (c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Loan Documents and shall allow Lender to exercise all of its remedies set forth in the Loan Documents.

          (d) Lender does not, by its execution of this Agreement, waive any rights it may have against any person not a party to this Agreement.

     (e) In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (f) This Agreement and the Loan Documents shall be governed and construed according to the laws of the State of Texas (without regard to any conflict of laws principles) and the applicable laws of the United States.

     (g) This Agreement shall be binding upon and inure to the benefit of Lender, Borrower and their respective successors, assigns and legal representatives.

     (h) Borrower hereby acknowledges and agrees that it has entered into this Agreement of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Agreement by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Agreement.

     (i) This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

     (j) Except as modified herein, all other terms, conditions and provisions of Loan Documents shall remain in full force and effect as of the date thereof and Borrower acknowledges and reaffirms its liability to Lender thereunder.

     EXECUTED as of the day and year first above written.

BORROWER:                               LENDER:
---------                               -------

CONTEMPORARY CONSTRUCTIORS, INC.        THE FROST NATIONAL BANK,
                                        a national banking association

By: /s/ Michael J. Novak                By:
   --------------------------------        -----------------------------------
        Michael J. Novak                Name:
        President                            ---------------------------------
                                        Title:
                                             ---------------------------------

                    Grantor/Debtor Ratification of Agreement
                    ----------------------------------------

     By executing this Agreement, Berkshire Wireless, Inc., as "Grantor" in the Security Agreement dated May 27, 2002, as "Debtor" in a Security Agreement dated November 24, 2003, and as "Debtor" in a Security Agreement dated May 24, 2004, hereby expressly agrees to the provisions herein applicable to said "Grantor" and "Debtor" hereby expressly modifies, extends and carries forward the Liens on the Property as provided herein and hereby joins in the provisions of Section 8 hereof.


                                    BERKSHIRE WIRELESS, INC.

                                    By: /s/ Michael J. Novak
                                       ----------------------------
                                            Michael J. Novak
                                            President


                    Grantor/Debtor Ratification of Agreement
                    ----------------------------------------

     By executing this Agreement, CCI Integrated Solutions, Inc., as "Debtor" in a Security Agreement dated November 24, 2003, and a Security Agreement dated May 24, 2004, hereby expressly agrees to the provisions herein applicable to said "Debtor", hereby expressly modifies, extends and carries forward the Liens on the Property as provided herein and hereby joins in the provisions of Section 8 hereof.


                                    CCI INTEGRATED SOLUTIONS, INC.

                                    By: /s/ Michael J. Novak
                                       ----------------------------
                                            Michael J. Novak
                                            President


                       Guarantor Ratification of Agreement
                       -----------------------------------

     By executing this Agreement, Michael J. Novak, as a Guarantor of the indebtedness evidenced by the Note, as set forth in a Commercial Guaranty dated May 26, 2003, and a Guaranty Agreement dated November 24, 2003 (collectively, the "Guaranty"), hereby expressly agrees (a) to all of the terms and provisions of this Agreement, (b) to the continuing validity of the Guaranty and all duties and obligations thereunder, (c) that his liability under the Guaranty shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Agreement by the parties hereto, (d) that the Guaranty shall remain in full force and effect and enforceable in accordance with its terms and (e) to join in the provisions of Section 8 hereof.

                                       /s/ Michael J. Novak
                                       ----------------------------
                                       Michael J. Novak

                       Guarantor Ratification of Agreement
                       -----------------------------------

     By executing this Agreement, Berkshire Wireless, Inc., as a Guarantor of the indebtedness evidenced by the Note, as set forth in a Commercial Guaranty dated May 26, 2003, and a Guaranty Agreement dated November 24, 2003 (collectively, the "Guaranty"), hereby expressly agrees (a) to all of the terms and provisions of this Agreement, (b) to the continuing validity of the Guaranty and all duties and obligations thereunder, (c) that its liability under the Guaranty shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Agreement by the parties hereto, (d) that the Guaranty shall remain in full force and effect and enforceable in accordance with its terms and (e) to join in the provisions of Section 8 hereof.


                                    BERKSHIRE WIRELESS, INC.

                                    By: /s/ Michael J. Novak
                                       --------------------------------
                                            Michael J. Novak, President


                       Guarantor Ratification of Agreement
                       -----------------------------------

     By executing this Agreement, CCI Integrated Solutions Inc., as a Guarantor of the indebtedness evidenced by the Note, as set forth in a Guaranty Agreement (the "Guaranty") dated November 24, 2003, hereby expressly agrees (a) to all of the terms and provisions of this Agreement, (b) to the continuing validity of the Guaranty and all duties and obligations thereunder, (c) that its liability under the Guaranty shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Agreement by the parties hereto, (d) that the Guaranty shall remain in full force and effect and enforceable in accordance with its terms and (e) to join in the provisions of
Section  8  hereof.


                                    CCI INTERGRATED SOLUTIONS INC.

                                    By: /s/ Michael J. Novak
                                       --------------------------------
                                            Michael J. Novak, President

                       Guarantor Ratification of Agreement
                       -----------------------------------

     By executing this Agreement, CCI Telecom, Inc., as a Guarantor of the indebtedness evidenced by the Note, as set forth in a Commercial Guaranty dated May 26, 2003, and a Guaranty Agreement dated November 24, 2003 (collectively, the "Guaranty"), hereby expressly agrees (a) to all of the terms and provisions of this Agreement, (b) to the continuing validity of the Guaranty and all duties and obligations thereunder, (c) that its liability under the Guaranty shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Agreement by the parties hereto, (d) that the Guaranty shall remain in full force and effect and enforceable in accordance with its terms and (e) to join in the provisions of Section 8 hereof.


                                    CCI TELECOM, INC.

                                    By: /s/ Michael J. Novak
                                       --------------------------------
                                            Michael J. Novak, President


THE STATE OF TEXAS     }
                       }
COUNTY OF BEXAR        }

     This instrument was acknowledged before me on the day of 2005, by ________________, __________________ of THE FROST NATIONAL BANK, a national banking  association,  on  behalf  of  said  banking  association.


                                     ___________________________________________
                                     Notary Public in and for the State of Texas


THE STATE OF TEXAS     }
                       }
COUNTY OF BEXAR        }

     This instrument was acknowledged before me on the ___ day of ____, 2005, by Michael J. Novak.


                                     ___________________________________________
                                     Notary Public in and for the State of Texas

THE STATE OF TEXAS     }
                       }
COUNTY OF BEXAR        }

     This instrument was acknowledged before me on the __ day of __________, 2005, by Michael J. Novak, President of Contemporary Constructors, Inc., a Texas corporation, on behalf of said corporation.


                                     ___________________________________________
                                     Notary Public in and for the State of Texas


THE STATE OF TEXAS     }
                       }
COUNTY OF BEXAR        }

     This instrument was acknowledged before me on the ___ day of _____________, 2005, by Michael J. Novak, President of CCI Integrated Solutions Inc., a Texas corporation, on behalf of said corporation.


                                     ___________________________________________
                                     Notary Public in and for the State of Texas


THE STATE OF TEXAS     }
                       }
COUNTY OF BEXAR        }

     This instrument was acknowledged before me on the ___ day of _____________, 2005, by Michael J. Novak, President of CCI Telecom, Inc., a Nevada corporation, on behalf of said corporation.


                                     ___________________________________________
                                     Notary Public in and for the State of Texas


THE STATE OF TEXAS     }
                       }
COUNTY OF BEXAR        }

     This instrument was acknowledged before me on the ___ day of _____________, 2005, by Michael J. Novak, President of Berkshire Wireless, Inc., a Massachusetts corporation, on behalf of said corporation.


                                     ___________________________________________
                                     Notary Public in and for the State of Texas